                                                                   EXHIBIT 10.16

STEREOGRAPHICS CORPORATION                     DISTRIBUTOR AGREEMENT
--------------------------------------------------------------------------------


THIS AGREEMENT IS BETWEEN STEREOGRAPHICS CORPORATION, 2171 EAST FRANCISCO BLVD., SAN RAFAEL, CALIFORNIA 94901 ("SGC") AND QUALIX GROUP, INC., 1900 S. NORFOLK ST., #224, SAN MATEO, CA 94403 ("YOU").

1.  APPOINTMENT.

SGC appoints you an authorized non-exclusive Distributor of the Product in the Territory. "Product(s)" means the SGC products identified in Exhibit A. The "Territory" means the territory set forth in Exhibit B; you agree not to advertise, solicit or set up distribution of Products outside the Territory. You understand that SGC may appoint or license other Distributors, VAR's, OEMs, Distributors or End-Users in the Territory without notice or liability to you.

2.  DISTRIBUTOR DEFINITION.

Distributor will act as a "non-exclusive" Distributor of SGC Products. Distributor may market and distribute the Product only to Resellers or End-users in the Territory. "Resellers" are persons or entities located in the Territory who buy the Products for resale.

Distributor will maintain at least one warehouse facility in the Territory, and will maintain an inventory of SGC Products and warehousing facilities sufficient to serve adequately the needs of customers on a reasonably timely basis. As a minimum, such inventory shall include not less than the quantity of SGC Products necessary to meet Distributor's reasonably anticipated demands for a thirty (30) day period.

3.  PRICING AND PAYMENT.

All prices contained in the SGC literature are suggested retail prices only.
You may sell Products at any price you choose, consistent with applicable law. You will pay SGC the applicable price for each product you order. The price is the Distributor Price listed in SGC's then-current Distributor Price listing (Exhibit A). SGC may change the Distributor Price after giving you a 30 day notice. The Products are delivered FOB SGC's factory; you are responsible for paying all taxes, duties, shipping, insurance and other such fees on the Products, risk of damage or loss passes to you upon SGC's delivery of the Products to the carrier. Shipment will be made by least cost delivery unless otherwise specified by Distributor. All shipments will be made to the Distributor's location unless otherwise agreed to by SGC. All sums are due and payable net thirty (30) days after the date of SGC's invoice. Late payments are subject to finance charges equal to 1 and 1/2% per month or the maximum allowed by law on the overdue amount and may cause shipment delay until payment. If you not pay in full and on time, SGC can terminate this Agreement and all amounts on open account become immediately due and payable.

4.  ORDERS.

All orders must be in writing, based on the terms of this Agreement. All orders are subject to SGC's acceptance. Orders canceled 30 working days prior to shipment will be nullified with no penalty to Distributor. Orders canceled after such time, Distributor will be charged 20% of net invoice to cover restocking. The terms of this agreement supersede all terms and conditions contained in your purchase order.

5.  REPORTING.

You will deliver to SGC monthly sell-through and inventory reports. The sell-through report will reflect unit sales and returns for the preceding month and include the following fields: the five (5) digit zip code and state to which the unit sales/returns were shipped; your Distributor part number, a description, the number of units shipped and the extended purchase prices from SGC of the Product. The inventory report will show your SGC inventory on hand, inventory on order and in transit from SGC, and will include the following fields: the units for each Product, your Distributor part number, the SGC SKU number, a description and the extended purchase prices from SGC of the Product.

(C) Copyright 1994 StereoGraphics Corporation, All rights reserved. CONFIDENTIAL Distributor-November 30, 1994

[*] Confidential portion has been omitted and filed separately with the Commission.

All reports must be submitted by the fifteenth business day of each calendar
                                     ---------
month. All reports must be supplied electronically (e.g., Internet, CompuServe) in ASCII format with text fields in double quotes, with all fields separated by commas. A carriage return and a line feed will be placed at the end of each record.

6.  LIMITED WARRANTY.

The limited warranty applicable to the Products is set forth in Exhibit C.

7.  SERVICE & SUPPORT.

You are responsible for all sales and support services to the End-User for the Product you distribute to them, including, but not be limited to: installation and operation. SGC will maintain support personnel at its factory to provide telephone technical support to the Distributor during SGC's regular working hours. This service is provided to ensure the Distributor is able to perform its support activities for its customer.

See RMA attachment for product return Exhibit D.

8.  TERMINATION.

This Agreement will enter into full force and effect on the Effective date below and will remain in force until March 31 immediately following, unless terminated earlier. This Agreement will automatically terminate on such date, and will only renew if you and SGC so agree in a written agreement or schedule. In the event SGC accepts orders from you after the expiration date, the terms of this Agreement will be effective on a month-to-month basis, terminable at will at any time by either party, with respect to all such orders.

Termination Without Cause - Notwithstanding the foregoing, either party hereto may terminate this Agreement at any time, with or without cause, upon 90 days written notice to the other party hereto. Each party hereto acknowledges that, pursuant to this provision, either party hereto may terminate this Agreement in its sole discretion, without payment of any consideration to the other party, and that no course of dealing or oral statements will limit this right. Orders accepted by SGC prior to termination will be filled, but terms will be C.O.D.

Termination with Cause - Termination of Distributor by SGC may be made with 30 days notice where cause exists. Cause or termination shall include, but not be limited to:

1.  Non-payment of invoices within terms.
2. Failure to comply with any obligation imposed or sought to be imposed pursuant to this Agreement.
3. Any material change in the ownership, control, of management of Distributor, without written approval of SGC.
4. Engaging in any activities which, in SGC's judgment, will detract from SGC's reputation or injure SGC's competitive stature.

SGC is responsible to duly cite and document "cause" for termination. SGC will fulfill open orders at time of termination but terms will be C.O.D. Termination of the Agreement shall not terminate payment or warranty obligations hereunder, including Distributor's support and service obligations.

9.  DELETED

10. ASSIGNMENT.

Distributor is appointed an authorized SGC Distributor because of Distributor's commitments in the Agreement, and further because of SGC's confidence in Distributor, which confidence is personal in nature. This agreement shall not be assignable by either party, and Distributor may not delegate its duties hereunder without the prior written consent of SGC; provided, however, that SGC may assign this Agreement to a subsidiary or entity controlling, controlled by or under common control with SGC. The provisions hereof shall be binding upon and inure to the benefit of the parties, their successors and permitted assigns.

11. PATENTS AND TRADEMARKS.

During the term of this Agreement, SGC grants Distributor the right to use SGC's trademarks and trade names in conjunction with Distributor's letterhead and advertising and other sales efforts as long as the format is approved by SGC in

(C) Copyright 1994 StereoGraphics Corporation, All rights reserved. CONFIDENTIAL Distributor-November 30, 1994

[*] Confidential portion has been omitted and filed separately with the Commission.

advance and in writing. Distributor agrees to discontinue all such use immediately should a termination occur. Distributor shall not remove SGC's trademarks or brand names from any Products or packing materials furnished by SGC. All rights to SGC's patents, trademarks and trade names shall, at all times during the term of this Agreement and thereafter, be and remain the sole property of SGC. Distributor shall not register or attempt to register any StereoGraphics trademarks.

12. FORCE MAJEURE.

The obligations of Distributor and SGC are mutually contingent upon acts of God, floods, fires, storms, strikes, and any other acts of force majeure as well as governmental restrictions, prohibitions, and requisitions or other interferences beyond the reasonable control of the parties to the extent that the same prevent or delay the performance of the obligations herein contained, always provided that the party claiming the benefit of this paragraph shall use diligence to fulfill the obligations under this Agreement with the shortest possible delay.

13. INDEMNIFICATION.

a) SGC agrees that, if notified promptly in writing and given sole control of the defense and all related settlement negotiations, it will defend Distributor against any claim based on an allegation that an SGC Product supplied hereunder infringes a U.S. patent or copyright. SGC will pay any resulting costs, damages and attorneys' fees finally awarded by a court with respect to any such claims. Distributor agrees that, if the Products in the inventory of Distributor, or the operation thereof, become, or in SGC's opinion are likely to become, the subject of such a claim, Distributor will permit SGC, at SGC's option and expense, either to procure the right for Distributor to continue marketing and using such Products, or to replace or modify them so that they become noninfringing. If neither of the foregoing alternatives is available on terms that SGC in its sole discretion deems reasonable, Distributor will return such Products on written request from SGC. SGC will grant Distributor a credit equal to the price paid by Distributor for such returned Products, provided that such returned Products are in an undamaged condition. SGC SHALL HAVE NO OBLIGATION TO Distributor WITH RESPECT TO INFRINGEMENT OF PATENTS OR COPYRIGHTS BEYOND THAT STATED IN THIS SECTION a) AND HEREBY DISCLAIMS ANY IMPLIED WARRANTY OF NON INFRINGEMENT.

b) Notwithstanding subpart a) of this Section, SGC shall not be liable to Distributor for any claim arising from or based upon the combination, operation or use of any Product with equipment, data or programming not supplied by SGC, or arising from any alteration or modification of Products.

c) Distributor agrees to indemnify SGC (including reasonable attorneys' fees and costs of litigation) against and hold SGC harmless from, any and all claims by any other party resulting from Distributor's acts (other than the mere marketing of Products), omissions or misrepresentations, regardless of the form of action.

14. CONFIDENTIALITY.

Both parties acknowledge that in the course of performing its obligations hereunder they will receive information which is confidential and proprietary to SGC and Distributor. Both parties agree not to use such information except in performance of this Agreement and not to disclose such information to third parties.

15. NOTICE.

Any notice that might be given under this Agreement shall be addressed to the addresses or facsimile number set forth below. Such notice may be sent by express courier, or facsimile, and shall be deemed given one day after delivery to courier, or one day after faxing, as the case may be.

16. ARBITRATION.

Any dispute arising out of or relating to this Agreement shall be finally settled by binding arbitration in San Francisco, California under the rules of the American Arbitration Association, by a panel of three arbitrators reasonably familiar

(C) Copyright 1994 StereoGraphics Corporation, All rights reserved. CONFIDENTIAL Distributor-November 30, 1994 with the technology and business pertaining to the products covered by this Agreement, appointed in accordance with said rules. The arbitration and all pleadings and written evidence shall be in the English language. Judgment on the award entered by the arbitrator may be entered in any court having jurisdiction thereof.

17. JURISDICTION.

This is the full and final Agreement between you and SGC, and supersedes any earlier promises, representations or agreements on this subject. No changes to this Agreement may be made unless written and signed by both parties. This Agreement is to be construed in accordance with laws of California, except those laws related to conflict of laws and excluding the U.N. Convention on Contracts for the international sale of goods. Any waiver of a right hereunder must be in writing. No waiver of a given right shall be deemed a waiver of future of other rights.

STEREOGRAPHICS CORPORATION

Signed:
       -----------------------
Name:
     -------------------------
Title:
      ------------------------
Effective Date:
               ---------------
You:
    --------------------------
Signed:
       -----------------------
Name:
     -------------------------
Title:
      ------------------------

(C) Copyright 1994 StereoGraphics Corporation, All rights reserved. CONFIDENTIAL Distributor-November 30, 1994

CRYSTALEYES                              STEREOGRAPHICS CORP.


PART LIST (110V & NTSC)                    EXHIBIT A                   27-MAR-96

PART #                 NOTE       DESCRIPTION                                                      REFERENCE      DISTRIBUTION
=================================================================================================================================
CE-2                        3      CrystalEyes 2, (2) Batteries                                     $  595               *
CE-PC                              CystalEyes for PC, Includes emitter & cable (limited time        $  495               *
                                   offer)
CEVR                        4      CrystalEyes Virtual Reality, (2) Batteries                       $1,095               *
DPES                               Deluxe Circular Polarized Eyeware (5)                            $  250               *
PPE100                             Polarized Paper Eyeware (100), w/StereoGraphics                  $  120               *
                                   Logo
BPAK10                             CrystalEyes, Battery Pack 10                                     $   25               *
=================================================================================================================================
EDEC                        1      Emitter for DEC, PS, Cable                                       $  200               *
EHP                         1      Emitter for HP, PS, Cable                                        $  200               *
EIBM                        1      Emitter for IBM, Cable                                           $  200               *
EINTERGRAPH                 1      Emitter for Intergraph, Cable                                    $  200               *
EKUBOTA                     1      Emitter for KUBOTA, PS, Cable                                    $  200               *
EPRO                        1      Emitter, PS, Cable                                               $  200               *
ESGI                        1      Emitter for SGI, (3) Cables for SGI                              $  200               *
ESUN                        1      Emitter for SUN with ZX Board, ZX Cable                          $  200               *
EVRDEC                      2      EDEC, Transmitter, Controller, PS, Serial Cable,                 $1,500               *
                                   Demo Disk
EVRHP                       2      EHP, Transmitter, Controller, PS, Serial Cable, Demo             $1,500               *
                                   Disk
EVRIBM                      2      EIBM, Transmitter, Controller, PS, Serial Cable,                 $1,500               *
                                   Demo Disk
EVRKUBOTA                   2      EKUBOTA, Transmitter, Controller, PS, Serial Cable,              $1,500               *
                                   Demo Disk
EVRPRO                      2      EPRO, Transmitter, Controller, PS, Serial Cable,                 $1,500               *
                                   Demo Disk
EVRSGI                      2      ESGI, Transmitter, Controller & PS, Serial Cable,                $1,500               *
                                   Demo Disk
EVRSUN                      2      ESUN, Transmitter, Controller, PS, Serial Cable,                 $1,500               *
                                   Demo Disk
GDC-3                  1 or 2      Graphics Display Controller for Non-SR Computers                 $1,500               *
=================================================================================================================================
EPC                         1      Emitter (Sync Doubling) for IBM PC or Comp. & APPLE, PS,         $  200               *
                                   Cable, Demo D
EVRPC                       2      EPC, Transmitter, Controller, PS, Serial Cable, Demo             $1,500               *
                                   Disk
=================================================================================================================================
VRSM                   1 or 2,     Space Mouse                                                      $1,500               *
                         4
VRUM                   1 or 2,     Ultrasound Mouse, Controller, PS, Cable, Demo Disk               $1,500               *
                         4
VRUMSGI                1 or 2,     Ultrasound Mouse, Controller, PS, Cable, Demo Disk               $1,500               *
                         4
VRUMSUN                1 or 2,     Ultrasound Mouse, Controller, PS, Cable, Demo Disk               $1,500               *
                         4

UM                     1 or 2      Ultrasound Mouse, Controller, Transmitter, PS, Cable,            $ 1,700              *
                                   Demo Disk
UMSGI                  1 or 2      Ultrasound Mouse, Controller, Transmitter, PS, Cable,            $ 1,700              *
                                   Demo Disk
UMSUN                  1 or 2      Ultrasound Mouse, Controller, Transmitter, PS, Cable,            $ 1,700              *
                                   Demo Disk
=================================================================================================================================
ELR                         1      Emitter Long Range, PS, Cable, "T"                               $   395              *
ELRV                        1      Emitter Long Range, DB9 Cable                                    $   395              *
=================================================================================================================================
VW (NTSC)                1, 3      View Record (NTSC), PS, (2) 6' - YC Cable, DB9 Cable             $ 5,995              *
PL (NTSC)                1, 3      Playback (NTSC), PS, (1) 12' - YC Cable, DB9 Cable, Demo Tape    $ 3,495              *
PL/DO (NTSC)             1, 3      Playback (NTSC), Dual Output, PS, (2) 12' - YC Cable, DB9        $ 4,750              *
                                   Cable, Demo Tape
CACON (NTSC)                       Stereo Camera Controller (NTSC), PS, (2) 6' - YC Cable           $   995              *
CAM3 (NTSC)                        (2) Costar CV-730 Cameras (NTSC)/Lens/Cables, PS, Stereo         $ 4,995              *
                                   Mount & Tripod
SVC-BETA (NTSC)             7      Stereo Video PRO Camera, (2) 3-Chip Cameras, camera              $60,000              *
                                   controller, function control module with cable, camera side viewfinder and AC/DC power converter
=================================================================================================================================
PZS (Projector)                    Projection ZScreen Assembly & Electronics, PS, Cable             CALL                 CALL
LCDCF PROJ                         Liquid Crystal Projectors and LCDCP (Passive Video ONLY)         $14,000              *
LCDCF                              Liquid Crystal Display Color Filters, Includes Mount and 25      $ 4,000              *
                                   PPB (Passive Video)
=================================================================================================================================
M17                                17" Stereo Ready Monitor                                         $ 1,395              *
M21                                21" Stereo Ready Monitor                                         $ 3,500              *

Note:                       1      Requires CB
                            2      Requires CEVR
                            3      Requires Emitter
                            4      Requires EVR____
                            5      Requires ViewRecord
                            6      Requires Playback Dual Output
                            7      Requires One Day of Factory Training


CRYSTALEYES                           STEREOGRAPHICS CORP.

PART LIST (220V & PAL)                    EXHIBIT A                    27-MAR-96

PART #             NOTE           DESCRIPTION                                                 REFERENCE      DISTRIBUTION
============================================================================================================================
CE-2                        3      CrystalEyes 2, (2) Batteries                                $  595            *
CE-PC(220)                         CrystalEyes for PC, Includes emitter & cable                $  520            *
                                   (limited time offer)
CEVR                        4      CrystalEyes Virtual Reality, (2) Batteries                  $1,095            *
DPES                               Deluxe Circular Polarized Eyeware (5)                       $  250            *
PPE100                             Polarized Paper Eyeware (100), w/StereoGraphics Logo        $  120            *
BPAK10                             CrystalEyes, Battery Pack 10                                $   25            *
============================================================================================================================
EDEC(220)                   1      Emitter for DEC, PS (220V), Cable                           $  210            *
EHP(220)                    1      Emitter for HP, PS (220V), Cable                            $  210            *
EIBM                        1      Emitter for IBM, Cable                                      $  200            *
EINTERGRAPH                 1      Emitter for Intergraph, Cable                               $  200            *
EKUBOTA(220)                1      Emitter for KUBOTA, PS (220V), Cable                        $  210            *
EPRO(220)                   1      Emitter, PS (220V), Cable                                   $  210            *
ESGI                        1      Emitter for SGI, (3) Cables for SGI                         $  200            *
ESUN                        1      Emitter for SUN with ZX Board, ZX Cable                     $  200            *
EVRDEC(220)                 2      EDEC (220), Transmitter, Controller, PS (220V),             $1,575            *
                                   Serial Cable, Demo Disk
EVRHP(220)                  2      EHP(220), Transmitter, Controller, PS (220V), Serial        $1,575            *
                                   Cable, Demo Disk
EVRIBM(220)                 2      EIBM, Transmitter, Controller, PS (220V), Serial            $1,575            *
                                   Cable, Demo Disk
EVRKUBOTA(220)              2      EKUBOTA (220), Transmitter, Controller, PS (220V),          $1,575            *
                                   Serial Cable, Demo Disk
EVRPRO(220)                 2      EPRO (220), Transmitter, Controller, PS (220V),             $1,575            *
                                   Serial Cable, Demo Disk
EVRSGI(220)                 2      ESGI, Transmitter, Controller & PS (220V), Serial           $1,575            *
                                   Cable, Demo Disk
EVRSUN(220)                 2      ESUN, Transmitter, Controller, PS (220V), Serial            $1,575            *
                                   Cable, Demo Disk
GDC-3(220)             1 or 2      Graphics Display Controller (220V) for Non-SR               $1,575            *
                                   Computers
============================================================================================================================
EPC(220)                    1      Emitter (Sync Doubling) for IBM PC or Comp. & APPLE,        $  210            *
                                   PS (220V), Cable, Demo Disk
EVRPC(220)                  2      EPC (220), Transmitter, Controller, PS (220V),              $1,575            *
                                   Serial Cable, Demo Disk
============================================================================================================================
VRSM(220)              1 or 2,     Space Mouse (220V)                                          $1,575            *
                         4
VRUM(220)              1 or 2,     Ultrasound Mouse, Controller, PS (220V), Cable,             $1,575            *
                         4         Demo Disk
VRUMSGI(220)           1 or 2,     Ultrasound Mouse, Controller, PS (220V), Cable,             $1,575            *
                         4         Demo Disk
VRUMSUN(220)           1 or 2,     Ultrasound Mouse, Controller, PS (220V), Cable,             $1,575            *
                         4         Demo Disk

UM(220)                1 or 2      Ultrasound Mouse, Controller, Transmitter, PS               $ 1,775           *
                                   (220V), Cable, Demo Disk
UMSGI(220)             1 or 2      Ultrasound Mouse, Controller, Transmitter, PS               $ 1,775           *
                                   (220V), Cable, Demo Disk
UMSUN(220)             1 or 2      Ultrasound Mouse, Controller, Transmitter, PS               $ 1,775           *
                                   (220V), Cable, Demo Disk
============================================================================================================================
ELR(220)                    1      Emitter Long Range, PS (220V), Cable, "T"                   $   415           *
ELRV                        1      Emitter Long Range, DB9 Cable                               $   395           *
============================================================================================================================
VW (PAL)                 1, 3      View Record (PAL), PS (220), (2) 6' - YC Cable, DB9         $ 5,995           *
                                   Cable
PL (PAL)                 1, 3      Playback (PAL), PS (220), (1) 12' - YC Cable, DB9           $ 3,495           *
                                   Cable, Demo Tape
PL/DO (PAL)              1, 3      Playback (PAL), Dual Output, PS (220), (2) 12' - YC         $ 4,750           *
                                   Cable, DB9 Cable, Demo Tape
CACON (PAL)                        Stereo Camera Controller (PAL), PS (220), (2) 6' -          $ 1,045           *
                                   YC Cable
CAM3 (PAL)                         (2) Costar CV-730 Cameras (PAL)/Lens/Cables, PS,            $ 4,995           *
                                   Stereo Mount & Tripod
SVC-BETA (PAL)              7      Stereo Video PRO Camera, (2) 3-Chip Cameras, camera         $60,000           *
                                   controller, function control module with cable,
                                   camera side viewfinder and AC/DC power converter
============================================================================================================================
PZS (Projector) (220)              Projection ZScreen Assembly & Electronics, PS               CALL              CALL
                                   (220V), Cable
LCDCF PROJ                         Liquid Crystal Display Color Filters, Includes              $14,000           *
                                   Projectors, mount and 25 PPE (Passive and Video)
LCDCF                              Liquid Crystal Display Color Filters, Includes Mount        $ 4,000           *
                                   and 25 PPB (Passive and Video ONLY)
============================================================================================================================
M17                                17" Stereo Ready Monitor                                    $ 1,395           *
M21                                21" Stereo Ready Monitor                                    $ 3,500           *

Note:                       1      Requires CB
                            2      Requires CEVR
                            3      Requires Emitter
                            4      Requires EVR____
                            5      Requires ViewRecord
                            6      Requires Playback Dual Output
                            7      Requires One Day of Factory Training


CRYSTALEYES                           STEREOGRAPHICS CORP.

PART LIST (220V & PAL)                    EXHIBIT A                    27-MAR-96

PART #                 NOTE       DESCRIPTION                                                 REFERENCE      DISTRIBUTION
============================================================================================================================
CE-2                        3      CrystalEyes 2, (2) Batteries                                $  595            *
CE-PC(220)                         CrystalEyes for PC, Includes emitter & cable                $  520            *
                                   (limited time offer)
CEVR                        4      CrystalEyes Virtual Reality, (2) Batteries                  $1,095            *
DPES                               Deluxe Circular Polarized Eyeware (5)                       $  250            *
PPE100                             Polarized Paper Eyeware (100), w/StereoGraphics Logo        $  120            *
BPAK10                             CrystalEyes, Battery Pack 10                                $   25            *
============================================================================================================================
EDEC(220)                   1      Emitter for DEC, PS (220V), Cable                           $  210            *
EHP(220)                    1      Emitter for HP, PS (220V), Cable                            $  210            *
EIBM                        1      Emitter for IBM, Cable                                      $  200            *
EINTERGRAPH                 1      Emitter for Intergraph, Cable                               $  200            *
EKUBOTA(220)                1      Emitter for KUBOTA, PS (220V), Cable                        $  210            *
EPRO(220)                   1      Emitter, PS (220V), Cable                                   $  210            *
ESGI                        1      Emitter for SGI, (3) Cables for SGI                         $  200            *
ESUN                        1      Emitter for SUN with ZX Board, ZX Cable                     $  200            *
EVRDEC(220)                 2      EDEC (220), Transmitter, Controller, PS (220V),             $1,575            *
                                   Serial Cable, Demo Disk
EVRHP(220)                  2      EHP(220), Transmitter, Controller, PS (220V), Serial        $1,575            *
                                   Cable, Demo Disk
EVRIBM(220)                 2      EIBM, Transmitter, Controller, PS (220V), Serial            $1,575            *
                                   Cable, Demo Disk
EVRKUBOTA(220)              2      EKUBOTA (220), Transmitter, Controller, PS (220V),          $1,575            *
                                   Serial Cable, Demo Disk
EVRPRO(220)                 2      EPRO (220), Transmitter, Controller, PS (220V),             $1,575            *
                                   Serial Cable, Demo Disk
EVRSGI(220)                 2      ESGI, Transmitter, Controller & PS (220V), Serial           $1,575            *
                                   Cable, Demo Disk
EVRSUN(220)                 2      ESUN, Transmitter, Controller, PS (220V), Serial            $1,575            *
                                   Cable, Demo Disk
GDC-3(220)             1 or 2      Graphics Display Controller (220V) for Non-SR               $1,575            *
                                   Computers
============================================================================================================================
EPC(220)                    1      Emitter (Sync Doubling) for IBM PC or Comp. & APPLE,        $  210            *
                                   PS (220V), Cable, Demo Disk
EVRPC(220)                  2      EPC (220), Transmitter, Controller, PS (220V),              $1,575            *
                                   Serial Cable, Demo Disk
============================================================================================================================
VRSM(220)              1 or 2,     Space Mouse (220V)                                          $1,575            *
                         4
VRUM(220)              1 or 2,     Ultrasound Mouse, Controller, PS (220V), Cable,             $1,575            *
                         4         Demo Disk
VRUMSGI(220)           1 or 2,     Ultrasound Mouse, Controller, PS (220V), Cable,             $1,575            *
                         4         Demo Disk
VRUMSUN(220)           1 or 2,     Ultrasound Mouse, Controller, PS (220V), Cable,             $1,575            *
                         4         Demo Disk

UM(220)                1 or 2      Ultrasound Mouse, Controller, Transmitter, PS               $ 1,775           *
                                   (220V), Cable, Demo Disk
UMSGI(220)             1 or 2      Ultrasound Mouse, Controller, Transmitter, PS               $ 1,775           *
                                   (220V), Cable, Demo Disk
UMSUN(220)             1 or 2      Ultrasound Mouse, Controller, Transmitter, PS               $ 1,775           *
                                   (220V), Cable, Demo Disk
============================================================================================================================
ELR(220)                    1      Emitter Long Range, PS (220V), Cable, "T"                   $   415           *
ELRV                        1      Emitter Long Range, DB9 Cable                               $   395           *
============================================================================================================================
VW (PAL)                 1, 3      View Record (PAL), PS (220), (2) 6' - YC Cable, DB9         $ 5,995           *
                                   Cable
PL (PAL)                 1, 3      Playback (PAL), PS (220), (1) 12' - YC Cable, DB9           $ 3,495           *
                                   Cable, Demo Tape
PL/DO (PAL)              1, 3      Playback (PAL), Dual Output, PS (220), (2) 12' - YC         $ 4,750           *
                                   Cable, DB9 Cable, Demo Tape
CACON (PAL)                        Stereo Camera Controller (PAL), PS (220), (2) 6' -          $ 1,045           *
                                   YC Cable
CAM3 (PAL)                         (2) Costar CV-730 Cameras (PAL)/Lens/Cables, PS,            $ 4,995           *
                                   Stereo Mount & Tripod
SVC-BETA (PAL)              7      Stereo Video PRO Camera, (2) 3-Chip Cameras, camera         $60,000           *
                                   controller, function control module with cable,
                                   camera side viewfinder and AC/DC power converter
============================================================================================================================
PZS (Projector) (220)              Projection ZScreen Assembly & Electronics, PS               CALL              CALL
                                   (220V), Cable
LCDCF PROJ                         Liquid Crystal Display Color Filters, Includes              $14,000           *
                                   Projectors, mount and 25 PPE (Passive and Video)
LCDCF                              Liquid Crystal Display Color Filters, Includes Mount        $ 4,000           *
                                   and 25 PPB (Passive and Video ONLY)
============================================================================================================================
M17                                17" Stereo Ready Monitor                                    $ 1,395           *
M21                                21" Stereo Ready Monitor                                    $ 3,500           *

Note:                       1      Requires CB
                            2      Requires CEVR
                            3      Requires Emitter
                            4      Requires EVR____
                            5      Requires ViewRecord
                            6      Requires Playback Dual Output
                            7      Requires One Day of Factory Training


                                   EXHIBIT B

                                   TERRITORY

                                  "WORLDWIDE"

                                   EXHIBIT C

                          STEREOGRPAHICS CORPORATION
                                   WARRANTY

1.  StereoGraphics Corporation ("SGC") warrants, for a period of one year from
                                 ---
the date of shipment of a product, that the product will be free from defects in workmanship and material and in conformity with SGC's specifications. In the event of breach of this warranty, and upon (i) written notice of such breach by you to SGC, and (ii) delivery by you, at your expense, of the defective product to SGC (after first obtaining an RMA number from SGC), SGC will, at its sole discretion, either repair the product, replace the product with a product of comparable wear, or refund your purchase price for the product.

2. SGC DISCLAIMS ALL OTHER WARRANTIES OF ANY KIND WITH RESPECT TO THE PRODUCTS, EITHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE REMEDIES SET FORTH IN PARAGRAPH ONE ARE YOUR SOLE AND EXCLUSIVE REMEDIES RELATING TO THE PERFORMANCE OR NONPERFORMANCE OF THE PRODUCTS.

3. SGC SHALL HAVE NO LIABILITY TO YOU, OR ANY OTHER PERSON, FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES RELATED TO THIS AGREEMENT OR THE PRODUCTS, INCLUDING WITHOUT LIMITATION, DAMAGES DUE TO LOSS OF DATA, PROGRAMS, BUSINESS, GOODWILL OR PROFITS, REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT, OR OTHERWISE, AND WHETHER OR NOT SGC IS INFORMED OF THE POSSIBILITY THEREOF IN ADVANCE.

4. SGC'S TOTAL LIABILITY IN CONNECTION WITH THIS AGREEMENT AND THE PRODUCTS TO ALL PERSONS AND FROM ALL CAUSES OF ACTION IN THE AGGREGATE, WHETHER IN CONTRACT, TORT, OR OTHERWISE, SHALL NOT EXCEED THE AMOUNTS PAID BY YOU FOR THE PRODUCTS DIRECTLY RELATED TO THE DAMAGE.

5. NOTWITHSTANDING ANY OTHER PROVISION OF THESE TERMS AND CONDITIONS, SGC DOES NOT PROVIDE ANY WARRANTY RELATED TO, AND SHALL NOT HAVLE ANY LIABILITY FOR, PRODUCTS AND EQUIPMENT PRODUCED BY OTHER MANUFACTURERS UNLESS SUCH WAS SOLD TO YOU BY SGC.

                                   EXHIBIT D


                                STEREOGRAPHICS


                                 RMA PROCEDURE

I.  NOTIFICATION:

    A. Customer is required to submit in writing an official request for an R.M.A. #. StereoGraphics recommends either e-mail or a facsimile as an acceptable form of written communication.

        1.   E-Mail address is support @crystaleye.com
        2.   Fax number is (415) 459-2142
        3.   Mailing Address:
               StereoGraphics
               Attn:  Service Department
               2171 E. Francisco Blvd.
               San Rafael, CA  94901

    B. Only StereoGraphics' Technical Staff are authorized to grant an R.M.A. #.

II. ISSUING AN R.M.A.

    A. An R.M.A. # will be issued when the Customer provides the following information:

        1. First & Last Name, Company, Ship to Address (Requires a street address with a zip code), Telephone (with Ext.) & Fax number.
        2.  Bill to Address (if different from #1)
        3.  Name of Product to be Repaired.
        4.  Serial Number of Product to be Repaired.
        5.  Description of problem or deficiency.
        6. Special Shipping Instructions - Freight is prepaid and added to invoice, will ship UPS ground unless notified otherwise.

III. SHIPPING PRODUCT TO STEREOGRAPHICS

     A. Ship To:
              StereoGraphics
              Attn:  Service Department
              2171 E. Francisco Blvd.
              San Rafael, CA  94901

     B. R.M.A.# must be clearly marked on the outside of the box near the address label.

     C. Customer is responsible for all shipping charges to StereoGraphics

IV.  CONDITIONS FOR REPAIRS

     A. StereoGraphics will determine warranty IN/ OUT based on StereoGraphics Limited Warranty.

V.   IN WARRANTY

            1. StereoGraphics' Limited Warranty covers 1 year parts and labor.
               (Exception:  Broken LCD's)
            2. StereoGraphics will either repair or replace at our option.
            3. Standard Repair turnaround is 48 Hours.
            4. StereoGraphics will pay freight charge back to the customer
               (UPS ground).

VI. OUT OF WARRANTY - CHARGES FOR REPAIRS

    A. The customer must repay all "Out of Warranty Repairs."

    B. Freight is prepaid and added to invoice, will ship UPS ground unless notified otherwise.

    C. Cost of Out of Warranty Repairs:

CrystalEyes                      $300.00
CrystalEyes 2                    $150.00
Broken Lens CrystalEyes          $150.00 (one)                  $200.00 (two)
Broken Lens CrystalEyes 2        $ 85.00 (one)                  $150.00 (two)
Emitter (Standard & SGI)         $ 65.00
SDE (Sync Doubling Emitter)      $ 65.00
VZL/GDC-2/GDC-3                  $200.00
Projection Z Screen              $250.00 (glass not broken)
View/Record                      $500.00
Playback                         $500.00
Evaluation Charge                $ 50.00 (if no problem is found
